                        NEW CENTURY FINANCIAL CORPORATION
                                IRREVOCABLE PROXY

         The undersigned parties (each a "Brookhaven Party" and collectively the "Brookhaven Parties"), stockholders of New Century Financial Corporation, a Delaware corporation (the "Company"), hereby irrevocably appoint and constitute Robert K. Cole and Brad A. Morrice, and each of them, the attorneys and proxies of the undersigned with full power of substitution, to the full extent of the undersigned's rights under law with respect to the Shares (as defined below), to represent the undersigned and vote the Shares as described below. The Brookhaven Parties acknowledge that this proxy is irrevocable and is coupled with an interest.

         The attorneys and proxies named above shall be empowered and may exercise this proxy to the maximum extent to vote all of the Shares at any time and from time to time at any regular or special meeting of the stockholders of the Company, however called, and in any action by written consent of the stockholders of the Company without a meeting (i) in favor of each and every action, agreement and transaction approved or recommended by the Company's Board of Directors and submitted by the Company's Board of Directors to the stockholders of the Company for their approval and (ii) against each and every action, agreement and transaction as directed by the Company's Board of Directors.

         For purposes of this proxy, "SHARES" means the number of shares of Common Stock of the Company beneficially owned (as such term is defined in Rule 13d-3 of the Exchange Act) by the Brookhaven Parties calculated by taking the difference between (i) the number representing all of the shares of Common Stock of the Company beneficially owned (as such term is defined in Rule 13d-3 of the Exchange Act) by any and all of the Brookhaven Parties on the record date for the applicable meeting or consent of holders of the voting stock of the Company and (ii) the number representing 34.9% of the total number of votes holders of the Company's Common and Preferred Stock are entitled to cast as of such record date at such meeting or by such consent.

         This proxy shall be binding upon the heirs, successors and assigns of the undersigned.

         Dated:  November 11, 2000
                          --

         BROOKHAVEN CAPITAL MANAGEMENT, LLC

         By:  /s/ Vincent Carrino
             ----------------------------------------
         Title:   President
                -------------------------------------

         WATERSHED PARTNERS, L.P.

         By:  /s/ Vincent Carrino
             ----------------------------------------
         Title:   President
                -------------------------------------

             /s/ Vincent Carrino
         --------------------------------------------
         Vincent Carrino